UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2006

KENT INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20726	20-4888864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

376 Main Street
P.O. Box 74
Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 234-0078

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

As described in Items 4.01(a) and (b) below, Kent International Holdings, Inc. (“Kent International”) has dismissed Amper, Politziner & Mattia, P.C. (“Amper”) as Kent International’s independent registered public accounting firm and engaged Paritz & Company, P.A. (“Paritz”) as its new independent registered public accounting firm. As described below, the change in independent public accounting firms is not the result of any disagreement with Amper.

Item 4.01(a) Previous Independent Accountants

(i) On November 2, 2006, the Board of Directors of Kent International (the “Board”) dismissed Amper as Kent International’s independent registered public accounting firm.

(ii) The reports of Amper on the financial statements for Kent Internationals’s two most recent fiscal years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) In connection with its audits for the years ended December 31, 2005 and December 31, 2004 and in the subsequent interim period through November 2, 2006 there were (1) no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused them to make reference thereto in connection with its reports on the financial statements for such years or (2) reportable events.

(iv) Kent International has requested Amper to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

Item 4.01(b) New Independent Accountants

On November 2, 2006, the Board engaged Paritz as Kent International’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and to perform procedures related to the financial statements to be included in Kent International’s quarterly report on Form 10-QSB, beginning with, and including, the quarter ending March 31, 2007. Kent International has not consulted with Paritz during its two most recent fiscal years ended December 31, 2005 and December 31, 2004, or during any subsequent interim period prior to its appointment as Kent International’s auditor regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Kent International’s financial statements, and neither a written report was provided to Kent International nor oral advice was provided that Paritz concluded was an important factor considered by Kent International in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent International Holdings, Inc.

November 3, 2006	By:	/s/ Bryan P. Healey
Name: Bryan P. Healey
Title: Chief Financial Officer